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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Entrust Technologies Inc. on Form S-8 of our report dated January 28, 2000, appearing in the Prospectus which is part of Amendment No. 2 to Registration Statement No. 333-95375 of Entrust Technologies Inc. on Form S-3.

/s/ DELOITTE & TOUCHE LLP
Dallas, Texas

February 24, 2000